UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 23, 2018

iRhythm Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37918	20-8149544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Townsend Street, Suite 500

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(650) 241-7900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Consistent with Vijay K. Lathi’s decision not to stand for re-election, Mr. Lathi resigned from the Company’s board of directors and its compensation and nominating and corporate governance committee on May 23, 2018. Mr. Lathi’s resignation is not the result of any disagreement with iRhythm Technologies Inc. (the “Company”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 22,636,216 shares of the Company’s common stock, representing 95.94% of the voting power of the shares of the Company’s common stock as of March 29, 2018, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters before the Annual Meeting are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on April 10, 2018.

Proposal 1 – Election of Directors. The following nominees were elected as Class II directors to serve until the 2021 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-votes

C. Noel Bairey Merz	20,779,313	446,468	1,410,435

Mark J. Rubash	15,085,380	6,140,401	1,410,435

Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2018 was ratified.

Votes For	Votes Against	Abstentions

22,566,180	69,373	663

Proposal 3 - Advisory vote on the frequency of advisory votes on Named Executive Officer Compensation. The stockholders voted for, on a non-binding advisory basis, “one year” as the frequency of future advisory votes on compensation of the Company’s named executive officers. The following sets forth the results of the voting with respect to this proposal:

1 year	2 years	3 years	Abstain	Broker Non-votes

16,706,157	331,616	4,184,296	3,712	1,410,435

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRHYTHM TECHNOLOGIES, INC.

By:/s/ Matthew C. Garrett
Matthew C. Garrett Chief Financial Officer

Date:  May 23, 2018